FOR IMMEDIATE RELEASE

MGP INGREDIENTS, INC. SETS DATE FOR 2014 ANNUAL SHAREHOLDER MEETING

Nominates Anthony Foglio, Terrence Dunn and George W. Page, Jr. to Board of Directors;
Directors Miller and Braude retire; Gradinger will not stand for re-election

ATCHISON, Kansas, March 6, 2014 - MGP Ingredients, Inc. (Nasdaq/MGPI) (the “Company”) today announced it will host a webcast of its Annual Meeting of Stockholders to be held Thursday, May 22, 2014 beginning at 10:00 a.m. (central time) at the Benedictine College Ferrell Academic Center, 1020 North 2nd Street, Atchison, Kansas. The Company announced that April 2, 2014, has been fixed as the record date for determination of the stockholders of the Company entitled to notice of and to vote at the annual meeting of stockholders.
Persons may listen to the annual meeting and view a simultaneous presentation live via a link on the company’s investor section of its website, http://ir.mgpingredients.com. Interested individuals are encouraged to access the link to the webcast meeting 15 minutes prior to its commencement to ensure the availability of the necessary audio software.
Three New Directors Proposed for 2014 Slate
Class A Director Linda Miller and Class B Director Michael Braude have retired from the board with one year remaining on both of their terms. Class A Director Gary Gradinger will not stand for re-election. Class B Director Karen Seaberg is up for re-election at the meeting. In addition, the Board has nominated three new director nominees for election at the meeting:
Anthony P. (Tony) Foglio’s career spans over 40 years in the alcohol beverage industry. He is currently chairman of Anchor Brewers and Distillers. As president and chief executive officer and later chairman, he helped build Skyy Spirits from a one-brand company into a top ten spirits company in the U.S. until it was acquired by Campari Group. Previously, Foglio was president and chief operating officer of International Distillers and Vintners (IDV), North America, the forerunner of Diageo. In 1986, he joined the Paddington Corporation, a U.S. operating unit of IDV, eventually being elected president and chief executive officer in 1993. Foglio began his career in 1969 with Scott Paper Company, before joining the Theodore Hamm Brewing Company in 1971. He was named “Executive of the Year” by Market Watch Magazine in 1997. Foglio is proposed as a Class A Director.
Terrence P. (Terry) Dunn is president and chief executive officer of JE Dunn Construction Group, the parent company of JE Dunn Construction Company Kansas City, MO. Founded in 1924, JE Dunn is a $2.2 billion construction company with 20 regional offices and 2,500 employees. The company is a leading provider of construction management services, design-build, and integrated project delivery. Dunn has spent 40 years with JE Dunn, including 27 years as president starting in 1986 and becoming chief executive officer in 1989. During his tenure, the company has grown from $100 million in revenue to become the twelfth largest general building company in the U.S. in 2012 and among the Top 30 largest contractors in the U.S. in 2013, according to Engineering News-Record (ENR) magazine. Other current board memberships include Kanas City Southern (NYSE:KSU), an international transportation and railroad company, and UMB Financial (NASDAQ:UMB), a bank with assets of $11 billion ranked among the Top 10 on the Forbes’s list of the nation’s best banks. Dunn is proposed as a Class A Director.
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ADD 1 - MGP INGREDIENTS, INC. SETS DATE
George W. “Skip” Page, Jr. is president of Page Solutions, an independent engineering design and consulting firm. Page is an accomplished engineering and manufacturing professional with extensive corporate experience in product development, process design and management, regulatory assurance and mergers and acquisitions. He holds several patents and is recognized as an industry expert in the fields of valve and bio-technology design. Previous experience includes director of engineering for a division of Circor International, a manufacturer of highly engineered products used in the energy, aerospace and industrial markets. Prior to that he was manager of product development and international sales for Fisher Instruments, a global supplier of control valves and regulators, which was acquired by H.D Baumann Associates, Ltd. Page is proposed as a Class B Director. He is related to Class B Board members Cloud L. “Bud” Cray, Jr. and Karen Seaberg.
"The board is pleased to introduce three prospective new members,” said Board Chairman Bud Cray. “Tony Foglio brings a wealth of experience to help direct our premium spirits strategy. With an extensive background in design and construction, Terry Dunn brings not only his successful business acumen, but also strong civic ties to the greater Kansas City area. As a representative of MGP’s founding family, Skip Page is highly qualified to assist our efforts in new product innovation and manufacturing process improvement.”
He added, "On behalf of the Board of Directors, I want to thank Linda Miller, Michael Braude and Gary Gradinger for their many years of service and tireless commitment to MGP.”
About MGP Ingredients
MGP is a leading independent supplier of premium spirits, offering flavor innovations and custom distillery blends to the beverage alcohol industry. The Company also produces high quality food grade industrial alcohol and formulates grain-based starches and proteins into nutritional, as well as highly functional, innovations for the branded consumer packaged goods industry. The Company is headquartered in Atchison, Kansas, where it also has facilities for the production of distilled spirits and food ingredients. Distilled spirits are additionally produced at the Company’s facility in Lawrenceburg, Indiana. For more information, visit mgpingredients.com.
Cautionary Note Regarding Forward-Looking Statements
This news release contains forward-looking statements as well as historical information. Forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential” and/or the negatives of these terms or variations of them or similar terminology. They reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Investors should not place undue reliance upon forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison facility or Indiana Distillery, (ii) the availability and cost of grain and fluctuations in energy costs, (iii) the effectiveness of our hedging strategy, (iv) the competitive environment and related market conditions, (v) the ability to effectively pass raw material price increases on to customers, (vi) the viability of the Illinois Corn Processing, LLC (“ICP”) joint venture and its ability to obtain financing, (vii) our ability to maintain compliance with all applicable loan agreement covenants, (viii) our ability to realize operating efficiencies, (ix) actions of governments, (x) and consumer tastes and preferences. For further information on these and other risks and uncertainties that may affect our business, including risks specific to our Distillery and Ingredient segments, see Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2012, as updated by Item 1A. Risk Factors of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.
For More Information
Investors & Analysts:
George Zagoudis, Investor Relations
913-360-5441 or george.zagoudis@mgpingredients.com

Media:
Shanae Randolph, Corporate Director of Communications
913-360-5442 or shanae.randolph@mgpingredients.com